CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions
"Financial Highlights" and "Counsel and
Independent Auditors" and to the use of our report dated January
10, 2003,
which is incorporatedby reference, in this Registration Statement
(Form N-1A 33-9634 and 811-4888) of Dreyfus Short-
Intermediate Government Fund.




                                   ERNST & YOUNG LLP


New York, New York
March 21, 2003